U.S. GLOBAL ACCOLADE FUNDS
Global MegaTrends Fund
Holmes Growth Fund
Supplement dated September 26, 2007
to the statement of additional information
dated February 28, 2007
EFFECTIVE OCTOBER 1, 2007, THE MEGATRENDS FUND NAME WILL BE CHANGED TO GLOBAL MEGATRENDS FUND. ALL REFERENCES IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION TO MEGATRENDS FUND ARE HEREBY DELETED AND REPLACED WITH GLOBAL MEGATRENDS FUND.
EFFECTIVE OCTOBER 1, 2007, THE GLOBAL MEGATRENDS FUND WILL NO LONGER BE SUBADVISED BY LEEB CAPITAL MANAGEMENT, INC. (“LEEB”) AND, THEREFORE, ALL REFERENCE TO LEEB SHOULD BE REPLACED WITH U.S. GLOBAL INVESTORS, INC. (“ADVISER”).
GLOBAL MEGATRENDS FUND IS ADDED UNDER THE HEADING INVESTMENT STRATEGIES AND RISKS: PUT AND CALL OPTIONS FOUND ON PAGE 13 AND 14.
THE FOLLOWING IS ADDED TO THE INFORMATION FOUND ON PAGE 15 OF THE STATEMENT OF ADDITIONAL INFORMATION: AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS.
The Holmes Growth Fund’s investments in depository receipts will not be treated by the fund as an investment in a foreign issuer.
THE FOLLOWING SUPERSEDES CERTAIN INFORMATION FOUND ON PAGE 41.
GLOBAL MEGATRENDS FUND
COMPENSATION FOR ALL PORTFOLIO MANAGERS. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers as of August 31, 2007, consists of the following:
BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager’s experience and responsibilities.
MONTHLY AND QUARTERLY BONUS. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of the fund’s Lipper Mid Cap Growth peer group or is awarded certain rankings by third-party ranking services.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.
Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Adviser’s operational earnings, an annual bonus based upon the performance of the Adviser’s own account, and a quarterly or annual performance fee bonus for the management of four offshore accounts.
OTHER MANAGED ACCOUNTS AS OF AUGUST 30, 2007

				Number of Accounts and Total
	Number of Other Accounts Managed			Assets for Which Advisory Fee
	and Total Assets by Account Type			is Performance Based
	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
Name of Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Frank Holmes	1	4	1	0	4	1
	$4,435,052,059	$272,882,431	$7,255,753		$272,882,431	$7,255,753

John Derrick	1	0	1	0	0	0
	$4,435,052,059

Romeo Dator	1	0	0	0	0	0
	$4,435,052,059

Jack Dzierwa	1	0	0	0	0	0
	$4,435,052,059
OWNERSHIP OF SECURITIES IN THE GLOBAL MEGATRENDS FUND

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Held as of 08/30/07
Frank Holmes	$0

John Derrick	$0

Romeo Dator	$0

Jack Dzierwa	$0

The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.